Chase Vista Bond Funds
                      Supplement Dated September 19, 2000
                             Class A, B, & C Shares
                      Prospectus Dated February 28, 2000


The following paragraph replaces the last paragraph on page 41 in the Fund's Investment Adviser section.

Chase Fleming Asset Management (USA) Inc. (CFAM (USA)) is the sole sub-adviser to each Fund except the Strategic Income Fund. CFAM (USA) is a wholly owned subsidiary of Chase. CFAM (USA) and State Street Research & Management Company
(SSR) are the two sub-advisers to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. CFAM (USA) makes the day to day investment decisions for each Fund. SSR makes the day to day investment decisions for the portion of the Strategic Income Fund that is allocated in lower rated high yield securities of U.S. issuers (including convertible securities and preferred stock). Chase pays CFAM (USA) and SSR a sub-advisory fee for its services. CFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center Boston, Massachusetts 02111.